EXECUTION VERSION [Signature Page to Bridge Loan Credit Agreement] BRIDGE LOAN CREDIT AGREEMENT This Bridge Loan Credit Agreement, dated as of August 12, 2024 (as amended or otherwise modified from time to time, this “Agreement”), is among Tupperware Brands Corporation, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, GLAS USA LLC, a limited liability company organized and existing under the laws of the State of New Jersey, as Administrative Agent, and GLAS Americas LLC, a limited liability company organized and existing under the laws of the State of New York, as Collateral Agent. In consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. DEFINITIONS 1.1 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Ad Hoc Lender Group” means [****]. “Administrative Agent” means GLAS USA LLC, a limited liability company organized and existing under the laws of the State of New Jersey, in its capacity as administrative agent for the Lenders hereunder and under the other Loan Documents, or any successor appointed in accordance with Section 7. For purposes of Section 7, “Administrative Agent” shall be deemed to mean the Administrative Agent and/or the Collateral Agent, as the context requires. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with such Person. “Agent Fee Letter” means that certain Fee Letter, dated as of August 12, 2024, by and between the Administrative Agent and the Borrower. “Agents” means, collectively, the Administrative Agent and the Collateral Agent. “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.5, and accepted by the Administrative Agent, in a form approved by the Administrative Agent. “Business Day” means any day that (a) is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed and (b) is not a day on which commercial banks in Charlotte, North Carolina are closed. “Closing Date” means the date on which the conditions specified in Section 4 (other than Section 4.6) are satisfied (or waived in accordance with Section 10.1). Exhibit 10.1

LEGAL_US_E # 180603948.7 2 “Collateral” has the meaning set forth in Section 9.1 hereof. “Collateral Agent” means GLAS Americas LLC, a limited liability company organized and existing under the laws of the State of New York, in its capacity as collateral agent for the Secured Parties hereunder and under the other Loan Documents, or any successor appointed in accordance with Section 7. “Commitments” means the Initial Bridge Loan Commitments and the Delayed Draw Bridge Loan Commitments. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, examinership, court protection, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, judicial management, reorganization, or similar debtor relief laws of the United States, Switzerland or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property of any Person by such Person. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, (i) a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) or (ii) the Borrower or any Subsidiary or other Affiliate thereof. “Event of Default” has the meaning set forth in Section 6.1. “Finished Goods Inventory Collateral” means all of the Inventory of the Grantor located in the United States constituting finished goods to be sold by the Grantor in the ordinary course of business, excluding, for the avoidance of doubt, (a) any Inventory of the Grantor constituting (i) raw materials, (ii) work-in-process, or (iii) materials used or consumed in the ordinary course of business of the Grantor and (b) any intellectual property of the Grantor. “First Lien Credit Agreement” means that certain Credit Agreement, dated as of November 23, 2021, among the Borrower, as parent borrower, Tupperware Products AG, as Swiss subsidiary borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, as amended by that certain First Amendment to Credit Agreement dated as of August 1, 2022, that certain Second Amendment to Credit Agreement dated as of December 21, 2022, that certain Third Amendment to Credit Agreement dated as of February 22, 2023, that certain Fourth Amendment to Credit Agreement and Limited Waiver of Borrowing Conditions dated as of May 5, 2023, that certain Debt Restructuring Agreement dated as of August 2, 2023, that certain Fifth Amendment to Credit Agreement dated as of October 5, 2023, that certain Sixth Amendment to Credit Agreement dated as of December 22, 2023, and the Seventh Amendment, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time.

LEGAL_US_E # 180603948.7 3 “Forbearance Agreement” means that certain Forbearance Agreement, dated as of February 13, 2024, by and among the Loan Parties party thereto, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent under the First Lien Credit Agreement, and the other parties party thereto, as amended by that certain Amendment to Forbearance Agreement dated as of June 3, 2024, that certain Second Amendment to Forbearance Agreement dated as of July 12, 2024 and the Seventh Amendment, and as the same may be further amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time. “Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national body exercising such powers or functions, such as the European Union or the European Central Bank). “Grantor” means Tupperware U.S., Inc., a Delaware corporation. “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such indebtedness or other obligation of the payment or performance of such indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any indebtedness or other obligation of any other Person, whether or not such indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such indebtedness to obtain any such Lien) up to the value of such assets; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantor” means (a) any Subsidiary that is a party to this Agreement and (b) each other Subsidiary that executes a Guaranty of the Obligations in accordance with the terms of this Agreement. “Guaranty” means the guaranty of each Guarantor set forth in Section 8. “Inventory” has the meaning given to such term in the UCC. “Lenders” means the Persons listed on Schedule 1, and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption in accordance with the terms of this Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

LEGAL_US_E # 180603948.7 4 “Lien” means any mortgage, pledge, deed of trust, hypothecation, assignment, deposit arrangement, encumbrance, lien, charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever. “Loan Documents” means, collectively, this Agreement, the Agent Fee Letter, and all other documents, instruments or agreements executed and delivered by a Loan Party in connection therewith, in each case, as the same may be amended, supplemented or modified. “Loan Parties” means, collectively, the Borrower and each Guarantor. “Loans” means the Initial Bridge Loans and any Delayed Draw Bridge Loans. “Material Adverse Effect” means (a) any event, development or circumstance that has had a material adverse effect on the business, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent, the Collateral Agent, or the Lenders, taken as a whole, under any Loan Document, including any impairment with respect to the validity or the enforceability of any material Loan Document; or (c) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party. “Maturity Date” means September 30, 2024. “Obligations” means (a) the due and punctual payment by the Borrower of the principal of and premium, if any, and interest (including interest accruing, at the rate specified herein, during the pendency of any proceeding under any Debtor Relief Law, regardless of whether allowed or allowable in such proceeding) on all Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) the due and punctual payment or performance by the Borrower of all other monetary obligations under this Agreement and by each Loan Party of all other monetary obligations under any other Loan Document to which it is a party, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations accruing, at the rate specified herein or therein, or incurred during the pendency of any proceeding under any Debtor Relief Law, regardless of whether allowed or allowable in such proceeding). “Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Permitted Liens” means: (a) carriers’, warehousemen’s, landlords’, or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with generally accepted accounting principles; and (b) Liens created under Section 9.23 of the First Lien Credit Agreement that are junior and subordinate to the Liens created hereunder.

LEGAL_US_E # 180603948.7 5 “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Proceeds” has the meaning given to such term in the UCC. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Required Lenders” means, at any time, Lenders having outstanding Loans and unused Commitments that taken together represent more than 50% of the sum of the aggregate outstanding Loans and unused Commitments at such time. “Responsible Officer” means (a) in respect of any Loan Party organized under the laws of any state of the United States or the District of Columbia, the chief executive officer, president, chief financial officer, chief restructuring officer, treasurer or assistant treasurer, chief legal officer or controller of a Loan Party and (b) in respect of any Loan Party not organized under the laws of any state of the United States or the District of Columbia, the foreign equivalents of the officers listed in the immediately preceding clause (a). Without limiting the representations and warranties of the Loan Parties set forth in the Loan Documents, any document delivered under any Loan Document that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate or other organizational action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Secured Parties” means, collectively, (a) the Administrative Agent, (b) the Lenders, (c) the Collateral Agent, and (d) the successors and permitted assigns of any of the foregoing. “Security Interest” has the meaning set forth in Section 9.1 hereof. “Seventh Amendment” means that certain Seventh Amendment to Credit Agreement and Third Amendment to Forbearance Agreement, dated as of August 12, 2024, among the Borrower, Tupperware Products AG, the other Loan Parties party thereto, and the lenders party thereto. “Specified Defaults” shall have the meaning ascribed to such term in the Forbearance Agreement. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which equity interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of the Borrower. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction

LEGAL_US_E # 180603948.7 6 other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non perfection or priority. “USA Patriot Act” means the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). SECTION 2. AMOUNT AND TERMS OF THE LOAN. 2.1 Loan Procedures. On the Closing Date, the Lenders agree to make loans to the Borrower in the original principal amount of $4,000,000 (the “Initial Bridge Loans”) subject to the terms and conditions of this Agreement. Each Lender’s Initial Bridge Loan shall be made in a principal amount equal to each Lender’s “Initial Bridge Loan Commitment” as set forth on Schedule 1 opposite such Lender’s name under the heading “Initial Bridge Loan Commitments” (the “Initial Bridge Loan Commitments”). 2.2 Following the Closing Date, subject to the terms and conditions set forth herein (including the conditions set forth in Section 4.6 hereof), each Lender agrees to make loans to the Borrower (the “Delayed Draw Bridge Loans”) in a single borrowing in an aggregate principal amount not to exceed such Lender’s “Delayed Draw Bridge Loan Commitment” as set forth on Schedule 1 opposite such Lender’s name under the heading “Delayed Draw Bridge Loan Commitments” (the “Delayed Draw Bridge Loan Commitments”). The aggregate amount of the Delayed Draw Bridge Loan Commitments as of the Closing Date is $4,000,000. 2.3 All Loans shall be made with an original issue discount of 25% (with the net proceeds of such Loans extended to the Borrower to equal 75% of the principal amount of such Loans) and it is understood that the Loan Parties shall be obligated to repay 100% of the principal amount of such Loans as provided herein. 2.4 The Initial Bridge Loans shall be made on the Closing Date. With respect to Delayed Draw Bridge Loans, the Borrower shall give the Administrative Agent irrevocable prior written notice not later than 11:00 a.m. at least two (2) Business Days before such Delayed Draw Bridge Loan (or such shorter period of time as the Lenders may agree to in their discretion). A borrowing request received after 11:00 a.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of any such borrowing request. The obligations of the Lenders to fund the Delayed Draw Bridge Loans shall be subject to the satisfaction (or waiver) of the conditions set forth in Section 4.6 hereof. 2.5 The Loans shall be used solely for the purposes described in Section 5.1 hereof. The Loans shall be evidenced by one or more accounts or records maintained by the Lenders in the ordinary course of business and such accounts or records shall be conclusive evidence absent manifest error of the amount of the Loans and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans. Upon the request of any Lender, the Borrower shall execute and deliver to such Lender a promissory note, which shall evidence the Loans made by such Lender in addition to such accounts or records. 2.6 Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender by the Borrower from time to time hereunder. The Administrative Agent shall maintain accounts in which it shall record (i) the amount

LEGAL_US_E # 180603948.7 7 of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. The entries made in the accounts maintained pursuant to this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. 2.7 Amounts prepaid or repaid in respect of Loans may not be reborrowed. Upon each borrowing of the Loans, the Commitments of each such Lender shall be permanently reduced by an equivalent principal amount. 2.8 Interest. (a) Subject to clauses (c) and (d) below, the principal amount of the Loans outstanding shall bear and accrue interest at the rate of 14.00% per annum. (b) All computations of interest hereunder shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. Interest shall accrue on the principal amount of each Loan on and from the day on which such Loan is made, and shall not accrue on any portion thereof for the day on which such portion is paid. (c) After the occurrence and during the continuance of an Event of Default, interest shall accrue at a rate per annum equal to the interest rate set forth in Section 2.8(a) plus 2.00%. The Administrative Agent shall provide notice to the Borrower of such increased interest rate; provided that the receipt or non-receipt by the Borrower of any such notice shall not affect the obligation of the Borrower to pay any amount payable under this Section 2.8(c). (d) Accrued and unpaid interest shall be payable by the Borrower on the Maturity Date. 2.9 Required Payments. The Borrower agrees to pay the outstanding principal amount of the Loans in full on the Maturity Date. The Borrower shall pay the principal of and all accrued and unpaid interest on the Loans at the times and in the amounts provided for herein to the account designated by the Administrative Agent in writing to the Borrower. 2.10 Voluntary Prepayments. The Borrower may prepay the Loans, in whole or in part, upon notice delivered to the Administrative Agent no later than three (3) Business Days prior to the date of such prepayment (or such shorter period as may be agreed to by the Administrative Agent), which notice shall specify the date and amount of such prepayment; provided that any such prepayment shall be applied in the manner specified in Section 2.12. Any prepayment of the principal amount of the Loans pursuant to this Section 2.10 shall also be accompanied by a payment of all accrued and unpaid interest on such principal amount being prepaid. 2.11 Payments Generally. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff, including any reduction or withholding for any taxes, provided that each recipient of such payments provides an applicable IRS Form W-9 or IRS Form W-8 (and any additional required documentation) or other certification, in each case establishing that such recipient is entitled to a complete exemption from withholding tax under applicable law. The Borrower shall make each payment hereunder on the date due in U.S. dollars, in immediately available funds, to an account and at such location as the Administrative Agent may from time to time

LEGAL_US_E # 180603948.7 8 specify. If any date for any payment hereunder shall not be a Business Day, such payment shall be made on the next succeeding Business Day. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its applicable share of such payment and shall wire advice of the amount of such credit to each Lender. Money held by the Administrative Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Administrative Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing. Each Lender shall indemnify the Administrative Agent for the full amount of any taxes imposed by any Governmental Authority that are attributable to such Lender and that are payable or paid by the Administrative Agent, together with all interest, penalties, reasonable costs and expenses arising therefrom or with respect thereto, as determined by the Administrative Agent in good faith. Should the applicable withholding agent not deduct or withhold any taxes imposed by FATCA from a payment under any Loan Document, any amounts subsequently determined by a Governmental Authority to be subject to United States Federal withholding tax imposed pursuant to FATCA (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) shall be indemnified by such Lender. A certificate as to the amount of such payment or liability delivered to any Lender by the withholding agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent under this paragraph. 2.12 Application of Payments. All payments and prepayments made by the Borrower hereunder shall be applied: (a) in the case of any prepayment of principal pursuant to Section 2.10, to the principal being prepaid together with accrued and unpaid interest on such principal amount and (b) otherwise (i) first, all Obligations (including costs, expenses and other amounts constituting Obligations) then due and owing hereunder not constituting principal of, or interest on, the Loans, (ii) second, to accrued and unpaid interest on the outstanding principal balance of the Loans and (ii) third, to the unpaid principal balance of the Loans. 2.13 Pro Rata Sharing. If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of any of its Loans or accrued interest thereon resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as it may be amended from time to time) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any Eligible Assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation. 2.14 Agent Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing (including pursuant to the Agent Fee Letter) in the amounts and at the times so specified.

LEGAL_US_E # 180603948.7 9 SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans hereunder, the Borrower represents and warrants to the Administrative Agent and the Lenders that as of the date hereof: 3.1 Existence, Qualification and Power. The Borrower and each of its Subsidiaries (a) is duly incorporated, organized or formed, validly existing and in good standing, to the extent such concept is relevant in such jurisdiction, under the laws of the jurisdiction of its incorporation, organization or formation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and (c) is duly qualified and is licensed and in good standing, to the extent such concept is relevant in such jurisdiction, under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except (i) in the case of the Loan Parties, in each case referred to in clause (a) (other than with respect to the Borrower), (b)(i), or (c), to the extent that failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (ii) in the case of any Subsidiary that is not a Loan Party, to the extent that failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 3.2 Authorization; No Conflict. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party and, in the case of the Borrower, the borrowing of the Loans hereunder have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment (other than payments set forth herein or otherwise contemplated hereby) to be made under, (i) any material contract to which such Person is a party or affecting such Person or the properties of such Person or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (c) violate any material law in any material respect. 3.3 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person which has not already been obtained or made is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document. 3.4 Validity and Binding Nature. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, judicial management, examinership, court protection, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). 3.5 No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default (each as defined in the First Lien Credit Agreement) has occurred and is continuing, other than the Specified Defaults.

LEGAL_US_E # 180603948.7 10 3.6 Investment Company Act. The Borrower is not required to register as an “investment company” under the Investment Company Act of 1940. 3.7 Use of Proceeds. The Borrower will use the proceeds of the Loans solely for the purposes described in Section 5.1. 3.8 No Margin Lending. No more than 25% of the Borrower’s assets consist of “margin stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States, as in effect as of the date hereof. 3.9 Foreign Assets Control Regulations, Etc. Neither the execution and delivery of, nor the borrowing under this Agreement or any other document executed pursuant hereto will violate, each as in effect as of the date hereof (i) the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (ii) the USA Patriot Act or (iii) Executive Order No. 13,224, 66 Fed. Reg. 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism). Without limiting the foregoing, the Borrower is not, and will not become, a “blocked person” as described in Section 1 of such Executive Order, nor does it engage nor will engage in any dealings or transactions with, nor is otherwise associated with, any such blocked person in violation of applicable sanctions. No part of the proceeds of the Loans will be used, directly or knowingly indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 3.10 Compliance with Laws. The Borrower is in compliance with the requirements of all laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 3.11 Collateral Matters. The Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant the Security Interest, and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person, other than any consent or approval that has been obtained or made. 3.12 Attachment and Perfection. This Agreement creates in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral and when Uniform Commercial Code financing statements (or equivalent) in appropriate form are filed in the applicable filing offices, the security interest created under this Agreement will constitute a fully perfected security interest in all right, title and interest of the Grantor in the Collateral to the extent perfection can be obtained by filing Uniform Commercial Code financing statements (or equivalent), prior and superior to the rights of any other Person, except for rights secured by Permitted Liens described in clause (a) of the definition thereof. Other than with respect to the Liens granted under this Agreement, no Liens exist on the Collateral, except for Permitted Liens.

LEGAL_US_E # 180603948.7 11 SECTION 4. CONDITIONS OF LENDING. The obligation of the Lenders to make Loans shall not become effective until the date on which each of the following conditions is satisfied or waived in accordance with this Agreement: 4.1 Documentary Conditions. The Administrative Agent shall have received all of the following, each duly executed and dated as of the date hereof, in form and substance satisfactory to the Administrative Agent and the Required Lenders: (a) Loan Documents. This Agreement and the Agent Fee Letter. (b) Amendment to First Lien Credit Agreement and Forbearance Agreement. The Seventh Amendment, which shall authorize the Borrower’s and each other Loan Party’s entry into this Agreement. (c) Notes and Other Certificates. (i) a promissory note executed by the Borrower in favor of each Lender requesting such a promissory note, in form and substance acceptable to such Lender; (ii) in respect of each Loan Party, a certificate of such Loan Party, dated the Closing Date and executed by the secretary, an assistant secretary, another Responsible Officer or a director of such Loan Party, attaching (A) a copy of each Organization Document of such Person, which shall, to the extent applicable, be certified as of the Closing Date or a recent date prior thereto by the appropriate Governmental Authority, (B) signature and incumbency certificates of the officers of, or other authorized persons acting on behalf of, such Loan Party executing each Loan Document, (C) resolutions of the board of directors or similar governing body of such Loan Party (and, if customary or required in the jurisdiction of incorporation approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, certified as of the Closing Date by such secretary, assistant secretary, other Responsible Officer or director as being in full force and effect without modification or amendment and (D) to the extent such concept is applicable in such jurisdiction, a good standing certificate from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation, dated the Closing Date or a recent date prior thereto; (iii) a favorable opinion of Kirkland & Ellis LLP, special New York counsel to the Loan Parties (other than Tupperware Brands Latin America Holdings, L.L.C.) dated the Closing Date and addressed to the Agents and each Lender; and (iv) a certificate of the Borrower, dated the Closing Date and executed by a Responsible Officer of the Borrower, certifying that, immediately after giving effect to the Closing Date, (A) the representations and warranties of the Loan Parties contained in this Agreement and each other Loan Document are true and correct in all material respects (other than in respect of representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties are be true and correct as stated and so qualified) on and as of the Closing Date, and (B) no Default or Event of Default shall have occurred and be continuing. (d) Collateral Filings. Arrangements for all filings and recordations that are necessary to perfect the security interests of the Collateral Agent, on behalf of the Secured Parties, in the Collateral shall have been made, and the Collateral Agent shall have received evidence satisfactory to the Collateral Agent and the Required Lenders that upon such filings and recordations such security interests constitute valid

LEGAL_US_E # 180603948.7 12 and perfected first priority Liens thereon, subject to Permitted Liens described in clause (a) of the definition thereof. 4.2 No Default, etc. (a) No Default or Event of Default shall have occurred and be continuing or will result from the making of the Loans on the Closing Date, (b) no Default or Event of Default (each as defined in the First Lien Credit Agreement), other than the Specified Defaults, shall have occurred and be continuing or will result from the making of the Loans on the Closing Date, and (c) the representations and warranties of the Borrower contained in Section 3 hereof shall be true and correct in all material respects (unless such representation or warranty is qualified by materiality, in which case such representation or warranty shall be true and correct in all respects). 4.3 Governmental and Third Party Approvals. The Loan Parties shall have received all material governmental, shareholder and third party consents and approvals necessary in connection with the transactions contemplated hereby, which shall be in full force and effect. 4.4 Payment of Fees and Expenses. The Lenders and the Agents shall have received all fees and expenses required to be paid on the Closing Date pursuant to the Loan Documents or any other agreements entered into by the Borrower, the Agents or the Lenders in connection with this Agreement, provided that invoices therefor shall have been presented to the Borrower on or prior to the Closing Date. 4.5 Patriot Act; Beneficial Ownership; Etc. The Agents and the Lenders shall have received all documentation and other information in respect of each Loan Party requested to satisfy the requirements of bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and 31 C.F.R. § 1010.230, and a beneficial ownership certification from the Borrower that is a “legal entity customer” under 31 C.F.R. § 1010.230. 4.6 Delayed Draw Bridge Loans. The obligation of each Lender to make Delayed Draw Bridge Loans is subject to the occurrence of the Closing Date and the satisfaction (or waiver) of the following conditions: (a) The Administrative Agent shall have received a borrowing request for the Delayed Draw Bridge Loans in form and substance reasonably acceptable to the Administrative Agent and the Required Lenders (it being understood and agreed that the form of borrowing request attached as Exhibit B to the First Lien Credit Agreement (with appropriate modifications thereto conforming it to the terms hereof) shall be deemed reasonably acceptable to the Administrative Agent and the Required Lenders); (b) The representations and warranties of the Borrower and each other Loan Party contained in the Loan Documents shall be true and correct in all material respects (other than in respect of representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties will be true and correct as stated and so qualified) on and as of the date of such borrowing, except to the extent that any such representation and warranty specifically refers to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than in respect of representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties will be true and correct as stated and so qualified) as of such earlier date; (c) At the time of and immediately after giving effect to such borrowing, (i) no Default or Event of Default shall have occurred and be continuing and (ii) no Default or Event of Default (each as defined in the First Lien Credit Agreement), other than the Specified Defaults, shall have occurred and be continuing; and

LEGAL_US_E # 180603948.7 13 (d) Following the receipt of a borrowing request, such Lender shall have confirmed to the Borrower and the Administrative Agent, in writing, that it agrees, in its sole discretion, to provide Delayed Draw Bridge Loans in the amount of such Bridge Lender’s Delayed Draw Bridge Commitment. For the avoidance of doubt, no inaction by any Lender shall be deemed a consent or a waiver of this condition, and no Lender shall be required to fund any Delayed Draw Bridge Loans absent its express written consent. SECTION 5. COVENANTS. Until all Obligations of the Borrower hereunder and under the other Loan Documents (other than contingent obligations as to which no claim has been made) are paid in full, the Borrower covenants and agrees that: 5.1 Use of Proceeds. The Borrower shall, and shall cause the other Loan Parties to, use the proceeds of the Loans solely for the Borrower’s general corporate purposes. 5.2 Cooperation. The Borrower and its Subsidiaries shall provide the Administrative Agent and the Ad Hoc Lender Group with reasonable access to the Borrower’s and its Subsidiaries’ facilities, financial information and members of senior management at reasonable times and places to discuss and provide information and recommendations with respect to various restructuring alternatives, its operational turnaround plan and the global footprint for the Borrower and its Subsidiaries going forward, as well as preparation for a proceeding under chapter 11 of the Bankruptcy Code, including entry into a restructuring support agreement and debtor-in-possession financing. 5.3 De-risk Creditor Collateral. The Borrower and its Subsidiaries shall promptly provide, at the reasonable request of the Ad Hoc Lender Group, operational, legal and tax information for various restructuring scenarios, including a separation of select assets and certain business operations. 5.4 Exclusivity. The Loan Parties will work exclusively with the Ad Hoc Lender Group in good faith, and will not engage with other capital providers, with respect to any financing or restructuring transaction; provided, however, the foregoing shall not require a Loan Party or the board of directors, board of managers, or similar governing body of a Loan Party, after consulting with counsel, to take any action or to refrain from taking any action to the extent taking or failing to take such action would be inconsistent with applicable law or its fiduciary obligations under applicable law, and any such action or inaction shall not be deemed to constitute a breach of this Agreement. 5.5 “Roll-Up”. The Loan Parties shall seek approval of any bankruptcy court administering a proceeding under chapter 11 of the bankruptcy code with respect to the Loan Parties to have all of the Loans “rolled up” into, and/or refinanced by, any debtor-in-possession financing facility that is provided by the Lenders to the Loan Parties on an interim and final basis. 5.6 Maintenance of Existence and Authorizations. The Borrower and each of its Subsidiaries shall maintain and preserve its existence and good standing, to the extent such concept is relevant in such jurisdiction, under the laws of the jurisdiction of its incorporation, organization or formation, except, in the case of any Subsidiary, where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Borrower and each of its Subsidiaries shall continue to possess all licenses and permits (if any) necessary for the operation of its business, except to the extent that failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

LEGAL_US_E # 180603948.7 14 5.7 Mergers, Consolidations. The Borrower shall not be a party to any merger or consolidation in which the Borrower is not the surviving entity or does not control the surviving entity resulting from such merger or consolidation. 5.8 Liens. The Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of the Collateral, other than the Liens created under this Agreement and Permitted Liens. 5.10 Dispositions. The Borrower shall not, and shall not permit any Subsidiary to, make any Disposition of the Collateral, except Dispositions of the Collateral in the ordinary course of business. 5.11 Maintenance of Insurance. The Borrower shall, and shall cause each Subsidiary to, maintain, with insurance companies the Borrower reasonably believes to be financially sound and reputable, insurance in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in the same or similar business and owning similar properties in localities where the Borrower or such Subsidiary operates. 5.12 Additional Guarantors. If, after the Effective Date, any Subsidiary of the Borrower that is not a Guarantor hereunder shall guaranty any of the Borrower’s obligations outstanding under the First Lien Credit Agreement, the Borrower shall promptly cause such Subsidiary to execute and deliver a Guaranty of the Obligations and become a Guarantor hereunder. 5.13 Further Assurances. The Borrower shall, and shall cause each other Loan Party to, at any time upon request of the Collateral Agent, promptly execute and deliver any and all further instruments and documents, and take all such other action, as the Collateral Agent may reasonably deem necessary in obtaining the full benefits of, or in perfecting and preserving the Liens created or intended to be created by, the Loan Documents. 5.14 Post Closing. Within fifteen (15) Business Days following the Closing Date (or such later date as the Administrative Agent (acting at the direction of the Required Lenders) may approve in its discretion), the Administrative Agent shall have received a favorable customary opinion of special Florida counsel to Tupperware Brands Latin America Holdings, L.L.C. with respect to this Agreement. SECTION 6. EVENTS OF DEFAULT. 6.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement (the “Events of Default”): (a) Non-Payment of Loan, etc. The Borrower or any other Loan Party (i) fails to pay when and as required to be paid herein any amount of principal of any Loans or (ii) fails to pay within three Business Days after the same becomes due, any interest on any Loans, or any fee due hereunder, or any other amount payable hereunder or under any other Loan Document. (b) Covenant Default. The Borrower or any other Loan Party fails to perform or observe any covenant or agreement contained in Section 5 or the Borrower or any other Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 5) contained in any Loan Document on its part to be performed or observed and such failure continues for twenty (20) days after the earlier of (i) notice of such default shall have been given to the Borrower by the Administrative Agent and (ii) a Responsible Officer of any Loan Party shall have knowledge of such failure.

LEGAL_US_E # 180603948.7 15 (c) Representations and Warranties. Any representation, warranty or certification made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document or in any document delivered in connection herewith or therewith shall be incorrect in any material respect (other than in respect of any representation or warranty that is subject to a Material Adverse Effect or a materiality qualifier, in which case, such representation or warranty shall be incorrect as stated and so qualified) when made or deemed made. (d) Cross-Default. (i) The Borrower or any of its Subsidiaries (A) fails (other than as a result of an administrative fund transmission problem beyond the Borrower’s control which is remedied within two Business Days) to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any indebtedness or Guarantee (other than indebtedness hereunder or under the First Lien Credit Agreement) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $25,000,000, or (B) fails to observe or perform any other agreement or condition relating to any such indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; (ii) the occurrence and continuance of an “Event of Default” under the First Lien Credit Agreement (other than the Specified Defaults); or (iii) the occurrence and continuance of a “Forbearance Termination Event” under the Forbearance Agreement. (e) Insolvency Proceedings, Etc. Any Loan Party or any Subsidiary institutes or consents to the institution of any proceeding, procedure, step or action under any Debtor Relief Law, or makes a general assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, judicial manager, examiner, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, examiner, rehabilitator, or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding. (f) [Reserved]. (g) Attachment. Any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any the Borrower or any Subsidiary and is not released, vacated or fully bonded within 30 days after its issue or levy. (h) Judgments. One or more judgments shall be rendered against the Borrower or any of its Subsidiaries and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any of its Subsidiaries to enforce any such judgment and such judgment either (a) is for the payment of money in an aggregate amount in excess of $25,000,000 or (b) is for injunctive relief and could reasonably be expected to result in a Material Adverse Effect.

LEGAL_US_E # 180603948.7 16 (i) Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document. (j) Collateral. With respect to the Collateral, any Lien purported to be created under this Agreement shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid and perfected Lien on the Collateral, with the priority required by this Agreement. then, and in every such event (other than an event with respect to a Loan Party described in Section 6.1(e)), and at any time thereafter during the continuance of such event, the Administrative Agent or the Collateral Agent, as applicable, may with the consent, and shall at the request, of the Required Lenders, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable, and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Loan Parties accrued hereunder, shall become due and payable immediately; and in case of any event with respect to a Loan Party described in Section 6.1(e), the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and (iii) exercise any and all rights and remedies provided for herein, under the UCC and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Each Agent shall take such action with respect to a Default or Event of Default as is directed by the Required Lenders; provided, that unless and until such Agent has received such direction from the Required Lenders, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders. SECTION 7. THE ADMINISTATIVE AGENT. 7.1 Appointment. Each of the Lenders hereby irrevocably appoints the Person named as the Administrative Agent in the heading of this Agreement and its successors and permitted assigns as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. 7.2 No Fiduciary Duty. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein, and the Administrative Agent’s duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Administrative Agent shall not have any

LEGAL_US_E # 180603948.7 17 duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 10.1), provided that the Administrative Agent shall not be required to take any action that, in its opinion, could expose it to liability or be contrary to any Loan Document or applicable law, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries or other Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Notwithstanding anything else to the contrary herein, whenever reference is made in any Loan Document to any approval, election, action, consent, designation, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion to be made (or not to be made) by the Administrative Agent, it is understood that in all cases the Administrative Agent shall be fully justified in failing or refusing to take any such action if it shall not have received such written instruction, advice or concurrence of the Required Lenders (or such other percentage of Lenders as may be expressly required for such matter). The Administrative Agent shall be entitled to request written instructions, or clarification of any instruction, from the Required Lenders (or, if the relevant Loan Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Administrative Agent may refrain from acting unless and until it receives those written instructions or that clarification. In the absence of written instructions, the Administrative Agent may, but shall not be obligated to, act (or refrain from acting) as it considers to be in the best interests of the Lenders. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 10.1) or in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to a Responsible Officer of the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in this Agreement or any other Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. No party hereto shall assert, and each party hereto hereby waives, any claim against any other party hereto (and any sub-agent thereof), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement, instrument or the transactions contemplated thereby, any Loan or the use of the proceeds thereof. The Administrative Agent shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties or exercise of any of its rights or powers under any Loan Document if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it. The rights, privileges, protections, immunities and benefits provided to the Administrative Agent hereunder, including rights to

LEGAL_US_E # 180603948.7 18 indemnification, are extended to, and shall be enforceable by, the Administrative Agent in its capacity hereunder and under each Loan Document. 7.3 Reliance. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof). The Administrative Agent also may rely upon, and shall not incur any liability for relying upon, any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender, unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may request that the Required Lenders or other parties deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Loan Documents. The words “execution,” “signed,” “signature,” and words of like import in the Loan Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 7.4 Appointment of Sub-Agents. The Administrative Agent may perform any and all its duties and exercise its rights and powers under any Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this Section 7 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any of its sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 7.5 Resignation and Replacement. Subject to the terms of this paragraph, the Administrative Agent may resign at any time from its capacity as such. In connection with such resignation, the Administrative Agent shall give notice of its intent to resign to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative

LEGAL_US_E # 180603948.7 19 Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations, hereunder and under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents: provided that solely for purposes of maintaining any security interest granted to the Administrative Agent under this Agreement for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the retiring Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Loan Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, provided that (i) all payments required to be made hereunder or under any other Loan Document to the retiring Administrative Agent for the account of any Person other than the retiring Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the retiring Administrative Agent shall also directly be given or made to each Lender. After the Administrative Agent’s resignation hereunder, the provisions of this Section 7, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub- agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as the Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above. 7.6 Representations to Agent. Each Lender expressly acknowledges that none of the Administrative Agent or any of its Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, or any of its Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of the Borrower and its Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, or any of its Related Parties to any Lender as to any matter, including whether the Administrative Agent or any of its respective Related Parties has disclosed material information in their (or their respective Related Parties’) possession. Each Lender expressly acknowledges, represents and warrants to the Administrative Agent that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of making, acquiring, purchasing or holding any other type of financial instrument, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Borrower and its Subsidiaries or Affiliates, all applicable bank or other regulatory applicable laws relating

LEGAL_US_E # 180603948.7 20 to the transactions contemplated by this Agreement and the other Loan Documents and (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender also acknowledges that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Borrower and its Subsidiaries or Affiliates and (ii) it will not assert any claim in contravention of this Section 7.6. 7.7 Agreement to be Bound. Each Lender, by delivering its signature page to this Agreement or by delivering its signature page to an Assignment and Assumption or any other document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent on the Closing Date. 7.8 Insolvency Proceedings. In case of the pendency of any proceeding with respect to any Loan Party under any Debtor Relief Law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender (and shall be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have been authorized by each other Secured Party) to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents. 7.9 Action by the Agent. Except with respect to the exercise of setoff rights of any Lender or with respect to a Lender’s right to file a proof of claim in any proceeding under any Debtor Relief Law, no Lender (other than the Administrative Agent) shall have any right individually to realize upon any of the Collateral or enforce any Guarantee of the Obligations provided under the Loan Documents, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent, in each case, on behalf of the Lenders in accordance with the terms thereof. 7.10 Lender Communications. The Borrower and each Lender agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, DebtX or a substantially similar electronic transmission system (the “Platform”). The

LEGAL_US_E # 180603948.7 21 Platform is provided “as is” and “as available.” The Administrative Agent does not warrant the adequacy of the Platform and expressly disclaims liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by the Administrative Agent in connection with the Communications or the Platform. In no event shall the Administrative Agent have any liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise), arising out of the Borrower’s or the Administrative Agent’s transmission of Communications through the Platform, except as to the Administrative Agent, to the extent that any such direct damages (as opposed to indirect, special, incidental or consequential damages) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of the Administrative Agent. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Agent or any Lender by means of electronic communications, including through the Platform. 7.11 Erroneous Payments. (a) If the Administrative Agent (x) notifies a Lender or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its reasonable discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 7.11 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than one (1) Business Day thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a

LEGAL_US_E # 180603948.7 22 notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within three (3) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this clause (b). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this clause (b) shall not have any effect on a Payment Recipient’s obligations pursuant to clause (a) or on whether or not an Erroneous Payment has been made. (c) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 7.11 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Loan Document), the Borrower for the purpose of making a payment on the Obligations. (e) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the

LEGAL_US_E # 180603948.7 23 Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (f) Each party’s obligations, agreements and waivers under this Section 7.11 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. SECTION 8. GUARANTY 8.1 The Guaranty. (a) In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by each Guarantor from the extensions of credit hereunder, each Guarantor hereby unconditionally and irrevocably jointly and severally guaranties as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all Obligations to the Administrative Agent and the Lenders. If any or all of the Obligations to the Administrative Agent and the Lenders becomes due and payable hereunder, each Guarantor unconditionally promises to pay such indebtedness to the Administrative Agent and the Lenders, on order, or demand, together with any and all reasonable and documented out-of-pocket expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the Obligations, and which are required to be reimbursed by the Loan Parties hereunder. The guaranty of each Guarantor contained in this Section 8 is a guaranty of payment and not of collection. (b) Notwithstanding any provision to the contrary contained herein or in any other Loan Document, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including any Debtor Relief Law). 8.2 Insolvency Proceeding. Additionally, each Guarantor unconditionally and irrevocably guaranties the payment of any and all Obligations of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 6.1(e), and unconditionally promises to pay such Obligations to the Administrative Agent for the account of the Lenders, or order, on demand. Each Loan Party further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent or any Lenders, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or such Guarantor, the estate of the Borrower or such Guarantor, a trustee, receiver or any other party under any Debtor Relief Law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. 8.3 Nature of Liability. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guarantee of the indebtedness of the Borrower and no Guarantor’s liability hereunder shall be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guarantee, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guarantee or undertaking, or (d) any dissolution, termination or increase,

LEGAL_US_E # 180603948.7 24 decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent or the Lenders on the indebtedness which the Administrative Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor hereby waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding. Notwithstanding anything to the contrary in this Agreement, the aggregate liability of the Guarantors and their respective Subsidiaries under the Loan Documents shall not exceed the aggregate amount of the Obligations. 8.4 Independent Obligation. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against any Guarantor whether or not action is brought against any other Guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions. 8.5 Waiver. (a) Each Guarantor waives any right (except as shall be required by applicable law that cannot be waived) to require the Administrative Agent or any Lenders to (i) proceed against the Borrower, any other Guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor or any other party, or (iii) pursue any other remedy in the Administrative Agent’s or any Lender’s power whatsoever. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party (other than the defense of payment in full), including any defense based on or arising out of the disability of the Borrower, any other Guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower. (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which each Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise any Guarantor of information known to it regarding such circumstances or risks. (c) Until payment in full in cash of the Obligations, each Guarantor hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of Title 11, United States Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the indebtedness of the Borrower owing to the Lenders hereunder (collectively, the “Other Parties”) and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty. Until payment in full in cash of the Obligations, each Guarantor hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders to secure payment of the indebtedness of the Borrower. 8.6 Limitation on Enforcement. The Lenders agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions (or with the consent) of the Required Lenders and that no Lenders shall have any right individually to seek to enforce or to enforce this Guaranty,

LEGAL_US_E # 180603948.7 25 it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders under the terms of this Agreement. SECTION 9. GRANT OF SECURITY 9.1 As security for the payment and performance in full of the Obligations, the Grantor hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest of the Grantor in, to and under any and all of the following assets now owned or at any time hereafter acquired by the Grantor or in, to or under which the Grantor now has or at any time hereafter may acquire any right, title or interest: (i) the Finished Goods Inventory Collateral; (ii) all books and records pertaining to the Finished Goods Inventory Collateral; and (iii) all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing (collectively, subject to the immediately succeeding proviso, the “Collateral”). 9.2 The Grantor hereby irrevocably authorizes the Collateral Agent (or its designee) at any time and from time to time to file in any relevant jurisdiction any financing statements with respect to the Collateral or any part thereof and amendments thereto that (i) describe the Collateral covered thereby in any manner that the Collateral Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Collateral granted under this Agreement, and (ii) contain the information required by Article 9 of the UCC for the filing of any financing statement or amendment, including whether the Grantor is an organization, the type of organization and any organizational identification number issued to the Grantor; provided that nothing herein shall require the Collateral Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests in the collateral (except for the safe custody of any collateral in its possession and the accounting for moneys actually received by it hereunder or under any other Loan Document), and such responsibility shall be solely that of the Grantor. The Grantor agrees to provide the information required for any such filing to the Collateral Agent promptly upon request. 9.3 The Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Collateral against all Persons, and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not permitted pursuant to this Agreement. 9.4 The Security Interest granted pursuant to this Section 9 is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Loan Party with respect to or arising out of the Collateral. 9.5 The Collateral Agent is not responsible for, and makes no representation as to, the existence, genuineness, value or protection of any Collateral, for the legality, effectiveness or sufficiency of any Loan Document, or for the creation, perfection, priority, sufficiency or protection of any liens created under the Loan Documents, or any ratings applicable to any Collateral. The Collateral Agent shall exercise reasonable care in respect of the custody and preservation of the collateral in its possession. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the collateral in its possession if such collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. 9.6 The Collateral Agent shall not be under any obligation to insure any of the Collateral, to require any other person to maintain any insurance, to verify any person or third party’s obligation to arrange or maintain insurance or to otherwise monitor the status or sufficiency of any insurance on any

LEGAL_US_E # 180603948.7 26 collateral (including flood insurance). The Collateral Agent shall not be responsible for any loss which may be suffered by any person as a result of the lack of or inadequacy of any insurance on any Collateral. Where the Collateral Agent is named on any insurance policy as a loss payee or an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the collateral, the risk assumed by the insurers or any other information of any kind. 9.7 The Collateral Agent (at the direction of the Required Lenders) shall be entitled to (i) release any Collateral upon payment in full of the Obligations and termination of the Loan Documents; or (ii) release any Collateral that is sold or transferred by the Grantor as permitted under the Loan Documents upon receipt of an officer’s certificate from the Grantor certifying that such sale or transfer is permitted under the Loan Documents. The Collateral Agent shall entitled to rely on the validity of any officer’s certificate delivered pursuant to this Section 9.7 without liability. 9.8 The Collateral Agent shall have no obligation to take any action with respect to the Collateral if such action would (i) subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) require the Collateral Agent to qualify to do business in any jurisdiction where the Collateral Agent is not already qualified. 9.9 For all purposes herein, the Collateral Agent shall have the same rights, privileges and indemnities as the Administrative Agent as set forth in Section 7 of this Agreement. SECTION 10. GENERAL. 10.1 Waiver; Amendments. (a) No failure or delay by the Administrative Agent, the Collateral Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.1, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the Collateral Agent, or any Lender may have had notice or knowledge of such Default at the time. (b) None of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower, and the Administrative Agent, with the consent of the Required Lenders, and in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase or extend the Commitment of any Lender (or reinstate any Commitment that has been terminated pursuant to the terms hereof) or increase the amount of Loans of any Lender, in any case, or change the currency in which Loans are available thereunder, without the written consent of such Lender, (ii) reduce the principal amount of any Loan, reduce the rate of interest thereon or reduce any fees payable hereunder without the written consent of each Lender affected thereby (other than any waiver of any applicable default interest), (iii) postpone the scheduled final maturity of any

LEGAL_US_E # 180603948.7 27 Loan or the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder or reduce the amount of, waive or excuse any such payment, (iv) change Section 2.13 in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 2.12 without the written consent of each Lender, (vi) release substantially all of the value of the Obligations or the Guarantees created under this Agreement without the written consent of each Lender, (vii) release all or substantially all of the Collateral without the written consent of each Lender; (ix) amend, modify or waive Section 4.6 of this Agreement if the effect of such amendment, modification or waiver is to require the Lenders to make Loans when such Lenders would not otherwise be required to do so, without the consent of each effected Lender; or (x) change any of the provisions of this paragraph or the percentage set forth in the definition of “Required Lenders”, or any other provision hereof or any other Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or thereunder or make any determination or grant any consent hereunder or thereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent hereunder or under the other Loan Documents without the prior written consent of such Agent. 10.2 Notices. All notices and requests hereunder shall be in writing (including email or facsimile transmission) and shall be sent to any party to the address of such party most recently provided to the other party hereto or to such other address as such party may, by written notice to the other party, have designated as its address for such purpose. Notices sent by email or facsimile transmission shall be deemed to have been given upon receipt by the sender of confirmation, via email or facsimile transmission, of receipt thereof; notices sent by mail shall be deemed to have been given three (3) Business Days after the date when sent by registered or certified mail, postage prepaid; notices sent by overnight courier shall be deemed to have been given one (1) Business Day after the date sent by reputable overnight courier, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender has notified the Administrative Agent that it is incapable of receiving notices under Section 2 by electronic communication. The Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. 10.3 Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of- pocket expenses incurred by the Administrative Agent, the Collateral Agent, and the Lenders, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, the Collateral Agent, and the Lenders (which, in the case of this clause (i), shall include, without limitation, Paul Hastings LLP, a single local counsel in the jurisdiction of incorporation or organization of any Subsidiary and, if reasonably necessary, a single local counsel in each other relevant jurisdiction (which may be a single local counsel acting in multiple jurisdictions)), in connection with the preparation and administration of this Agreement or any other Loan Document or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Collateral Agent, or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. All amounts due under this Section 10.3 shall be payable promptly after written demand therefor.

LEGAL_US_E # 180603948.7 28 10.4 Indemnity. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), the Collateral Agent (and any sub-agent thereof) and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related reasonable and documented out-of-pocket expenses, including the fees, charges and disbursements of any counsel for any Indemnitee (which shall be limited to a single U.S. counsel to all Indemnitees taken as a whole (provided that the Agents shall collectively be entitled to retain their own separate counsel), a single local counsel to all Indemnitees taken as a whole in the jurisdiction of incorporation or organization of any Subsidiary and, if reasonably necessary, a single local counsel to all Indemnitees taken as a whole in each other relevant jurisdiction (which may be a single local counsel acting in multiple jurisdictions), and in the case of an actual or perceived conflict of interest, a single U.S. counsel to all affected Indemnitees (similarly situated taken as a whole), a single local counsel to all affected Indemnitees similarly situated taken as a whole in the jurisdiction of incorporation or organization of any Subsidiary and, if reasonably necessary, a single local counsel to all affected Indemnitees similarly situated taken as a whole in each other relevant jurisdiction (which may be a single local counsel acting in multiple jurisdictions)), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any environmental liability related in any way to the Borrower or any of its Subsidiaries (or any former Subsidiary), or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether initiated against or by any party to this Agreement or any other Loan Document, any Affiliate of any of the foregoing or any third party and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties, or (y) result from a claim not involving an act or omission of the Borrower or any Subsidiary and that is brought by an Indemnitee against another Indemnitee (other than against the Administrative Agent). To the extent permitted by applicable law, each Loan Party shall not assert, and each Loan Party hereby waives, any claim against any Indemnitee, on any theory of liability, for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet and Electronic Systems), except to the extent such damages are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. To the extent permitted by applicable law, each party hereto shall not assert, and hereby waives, any claim against any other party hereto, on any thereof of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, any Loan or the use of the proceeds thereof. All amounts due under this Section 10.4 shall be payable promptly after written demand therefor. To the extent that the Borrower for any reason fails to indefeasibly pay to the Administrative Agent any amount required under this Section 10.4 to be paid by it, each Lender severally agrees to pay to the Administrative Agent such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s pro rata share at such time) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such. This Section 10.4 shall not apply with respect to taxes other than any taxes that represent losses, claims, damages, etc. arising from any non-tax claim.

LEGAL_US_E # 180603948.7 29 10.5 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 10.5. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Subject to the conditions set forth in paragraph (c) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement with the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of (i) the Required Lenders and (ii) the Administrative Agent, provided that no consent of the Required Lenders or the Administrative Agent shall be required for an assignment to any Lender or an Affiliate of a Lender. The parties to each assignment shall execute and deliver to the Administrative Agent an assignment agreement via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and, except in the case of an assignment by a Lender to one of its Affiliates, shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent). (c) Assignments shall be subject to the following additional conditions: (i) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000, unless each of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing; provided, further, that the Borrower shall be deemed to have consented to such assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received written notice thereof; (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; (iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and (c) each Lender is prohibited from assigning all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time

LEGAL_US_E # 180603948.7 30 owing to it) to any Loan Party or any Affiliate of a Loan Party (and any such assignment shall be void ab initio). (d) Subject to acceptance and recording thereof pursuant to this Section 10.5, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto. (e) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, and any Lender, at any reasonable time and from time to time upon reasonable prior notice. 10.6 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement or any other Loan Document and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Section 7 and Section 10.4 hereof shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. 10.8 Governing Law. This Agreement shall be a contract made under and governed by the internal laws of the State of New York. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Borrower and rights of the Lenders and any other holder of the Loans expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. 10.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Delivery of an executed counterpart of a signature page of this Agreement by pdf shall be effective as delivery of a manually executed counterpart of this Agreement.

LEGAL_US_E # 180603948.7 31 10.10 Consent to Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding brought by it shall be brought, and heard and determined, exclusively in such Federal court or, in the event such Federal court lacks subject matter jurisdiction, such New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in this Section 10.10. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 10.2. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. 10.11 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11. 10.12 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. 10.13 Confidentiality. Each of the Administrative Agent, the Collateral Agent, and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and its and their Related Parties, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential or be subject to customary confidentiality obligations of employment or professional practice), (b) to the extent requested by any Governmental Authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any other Loan Document or any suit, action or proceeding relating to this Agreement, any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.13, to (i) any assignee or prospective assignee of any of its rights or obligations under this Agreement (or its advisors), (ii) any actual or

LEGAL_US_E # 180603948.7 32 prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its Obligations or (iii) any credit insurance provider relating to the Borrower and its Obligations, with the consent of the Borrower, (g) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein, or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 10.13 or (ii) becomes available to the Administrative Agent, the Collateral Agent, or any Lender on a non-confidential basis from a source other than the Borrower or its Subsidiaries. For the purposes of this Section 10.13, “Information” means all information, including material non-public information, received from the Borrower or its Subsidiaries relating to such entities or their respective businesses, other than any such information that is available to the Administrative Agent, the Collateral Agent, or any Lender on a non-confidential basis prior to disclosure by the Borrower or its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section 10.13 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. [Signatures Follow]

[Signature Page to Bridge Loan Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written. BORROWER: TUPPERWARE BRANDS CORPORATION By: /s/ Karen M. Sheehan Name: Karen M. Sheehan Title: Executive Vice President, Chief Legal Officer & Secretary GUARANTORS: DART INDUSTRIES INC. DEERFIELD LAND CORPORATION PREMIERE PRODUCTS, INC. TUPPERWARE INTERNATIONAL HOLDINGS CORPORATION TUPPERWARE PRODUCTS, INC. TUPPERWARE U.S., INC. TUPPERWARE HOME PARTIES LLC By: /s/ Karen M. Sheehan Name: Karen M. Sheehan Title: Vice President & Secretary

[Signature Page to Bridge Loan Credit Agreement] TUPPERWARE BRANDS LATIN AMERICA HOLDINGS, L.L.C. By: /s/ Camille Thiland Name: Camille Thiland Title: Managing Director A By: /s/ Carol Ho Name: Carol Ho Title: Managing Director B Represented by Camille Thiland, by virtue of a PoA

[Signature Page to Bridge Loan Credit Agreement] ADMINISTRATIVE AGENT, COLLATERAL AGENT, AND LENDERS: GLAS USA LLC, as Administrative Agent By: /s/ Vairon Inamagua Name: Vairon Inamagua Title: Assistant Vice President

[Signature Page to Bridge Loan Credit Agreement] GLAS AMERICAS LLC, as Collateral Agent By: /s/ Vairon Inamagua Name: Vairon Inamagua Title: Assistant Vice President

[Signature Page to Bridge Loan Credit Agreement] [Lender pages on file with the Administrative Agent]

Schedule 1 Commitments [On file with the Administrative Agent.]